UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 9, 2012

TC Global, Inc.
(Exact Name of Registrant as Specified in its Charter)

Washington	001-33646	91-1557436
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3100 Airport Way South, Seattle, Washington 98134
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (206) 233-2070
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 9, 2012, Ronald G. Neubauer resigned from the Board of Directors for personal reasons. The Board thanks Mr. Neubauer for his service and many years of support, and extends its very best wishes to Mr. Neubauer and his family.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TC GLOBAL, INC.

Date: September 12, 2012	By:	/s/ CATHERINE M. CAMPBELL
Catherine M. Campbell
Chief Financial Officer